EMPLOYMENT AGREEMENT

     THIS AGREEMENT entered into the 1st day of April, 1997 between OSTEOTECH, INC., a Delaware corporation (the "Corporation") and Richard Russo (the "Employee").

                                   WITNESSETH:

     WHEREAS, the Corporation desires to continue to employ the Employee as its Senior Vice President, Strategic Planning and Business Development; and

     WHEREAS, the Employee desires to accept such employment upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

     1. Employment. The Corporation hereby employs the Employee, and the Employee hereby accepts employment by the Corporation as Senior Vice President, Strategic Planning and Business Development upon the terms and conditions set forth herein.

     2. Term. The term of this Agreement shall commence on April 1, 1997 (the "Effective Date") and end on the day prior to the second anniversary of the Effective Date of this Agreement (the "Term of Employment").

     3. Duties. The Employee shall perform such duties and services and shall be allocated such resources, consistent with his position, as may be assigned to him from time to time by the President and CEO of the Corporation. In furtherance of the foregoing, the Employee hereby agrees to perform well and faithfully such duties and responsibilities.

     4. Time to be Devoted to Employment.

     (a) The Employee shall devote his full time and energy to the business of the Corporation except for vacations, holidays and personal days and absences due to temporary illness, during the Term of Employment.

     (b) During the Term of Employment, the Employee shall not be engaged in any other business activity that is considered in the judgment of the President and CEO to either be competitive to the Corporation's business activities or would require too great an expenditure of time and attention on the part of the Employee. Employee hereby represents that he is not a party to any agreement which would be an impediment to entering into this Agreement and that he is permitted to enter into this Agreement and perform the obligations hereunder.

     5. Compensation; Reimbursement.

     5.1(a) During the Term of Employment, the Corporation (or at the Corporation's option, any subsidiary or affiliate thereof) shall pay to the Employee an annual base salary ("Base Salary") of One Hundred Forty-Seven Thousand Dollars ($147,000), payable in bi-monthly installments. The Base Salary shall be reviewed annually and be subject to increase at the option and in the sole discretion of the President and CEO and Board of Directors of the Corporation.

     (b) During the Term of Employment, on an annual basis, Employee may be entitled to a bonus and stock option grants as determined by the President and CEO and Board of Directors of the Corporation based on Employee's performance. There will be no guaranteed or minimum bonus or a stock option grant and the bonus and stock option grant, if any, will be within the sole discretion of the President and CEO and the Board of Directors.

     (c) During the Term of Employment, the Employee shall be entitled to family medical and dental insurance coverage (the cost of which shall be paid by the Corporation) short and long term disability coverage, eligibility for participation in the Corporation's 401K plan and to such other fringe benefits as are made available from time to time to the executives of the Corporation, including four (4) weeks vacation.

     (d) The Corporation shall reimburse Employee, in accordance with its practice from time to time for other employees of the Corporation, for all reasonable and necessary travel expenses, disbursements and other reasonable and necessary incidental expenses incurred by him for or on behalf of the Corporation in the performance of his duties hereunder upon presentation by the Employee to the Corporation of appropriate vouchers.

     6. Involuntary Termination. (a) If Employee is incapacitated or disabled by accident, sickness or otherwise so as to render him mentally or physically incapable of performing the services required to be performed by him under this Agreement for a period of 90 consecutive days or longer, or for 90 days during any ten-month period (such condition being herein referred to as "Disability"), the Corporation may, at that time or any time thereafter, at its option, with the approval of a majority of the Board of Directors of the Corporation, terminate the employment of Employee under this Agreement immediately upon giving him notice to that effect (such termination, as well as a termination under Section 6(b) hereof, being hereinafter called an "Involuntary Termination"). Until the Corporation shall have terminated Employee's employment hereunder in accordance with the foregoing, Employee shall be entitled to
receive  his   compensation,   notwithstanding   any  such  physical  or  mental
disability.

     (b) If the Employee dies during the Term of Employment, his employment hereunder and the Term of Employment shall be deemed to cease as of the date of his death.

     7. Termination For Cause. The Corporation may terminate the employment of the Employee hereunder and the Term of Employment at any time during the Term of Employment for "cause" (such termination being hereinafter called a "Termination For Cause") by giving the Employee notice of such termination, upon the giving of which such termination shall take effect immediately. For the purposes of this Section 7, "cause" shall mean (i) the Employee's willful misconduct with respect to the business and affairs of the Corporation or any subsidiary or affiliate thereof, which action materially and adversely affects the business or affairs of the Corporation or any subsidiary or affiliate thereof, (ii) the Employee fails in any material respect to observe and perform his obligations and duties hereunder, (iii) the commission by the Employee of an act involving embezzlement or fraud against the Corporation or commission or conviction of a felony, or (iv) failure to abide in some material respect by the Corporation's rules of conduct, terms and conditions set forth in the Corporation's handbook, as amended from time to time.

     8. Termination Without Cause. The Corporation may terminate the employment of the Employee hereunder and the Term of Employment at any time without "cause" (such termination being hereinafter called a "Termination Without Cause"). Upon a Termination without Cause during the Term of Employment, Employee shall be entitled to receive his Base Salary for twelve (12) months or until Employee obtains comparable employment, whichever occurs sooner plus all earned but unpaid bonus at the time of termination. In addition, upon a Termination Without Cause at any time, the Corporation shall continue to pay the Employee's family medical insurance premiums under the Corporation's medical insurance plan and other benefits (including outplacement benefits) provided in Section 5.1(c) for twelve (12) months following such termination or until Employee obtains comparable employment, whichever occurs sooner.

     9. Voluntary Termination. Any termination of the employment of the Employee hereunder otherwise then as a result of an Involuntary Termination, a Termination For Cause or a Termination Without Cause shall be deemed to be a "Voluntary Termination". A Voluntary Termination shall be deemed to be effective immediately upon such termination.

     10. Effect of Termination of Employment.

     (a) Upon the termination of the Employee's employment hereunder pursuant to a Voluntary Termination, Involuntary Termination or a Termination For Cause, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Corporation under this Agreement except to receive:

          (i) the unpaid portion of the Base Salary provided for in Section 5.1(a), computed on a pro rata basis to the date of termination, plus any earned but unpaid bonus with respect to the prior year;

          (ii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed as provided in Section 5.1(d);

          (iii) payment of all accrued and unused vacation time.

     (b) Upon the termination of the Employee's employment hereunder pursuant to a Termination Without Cause, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Corporation under this Agreement except to receive a termination payment equal to that provided for in
Section 10(a) hereof, plus the amounts set forth in Section 8, if any.

     11. General Provisions

     (a) This Agreement and any or all terms hereof may not be changed, waived, discharged, or terminated orally, but only by way of an instrument in writing signed by the parties.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to the conflicts of laws of the State of New Jersey or any other jurisdiction.

     (c) If any portion of this Agreement shall be found to be invalid or contrary to public policy, the same may be modified or stricken by a Court of competent jurisdiction, to the extent necessary to allow the Court to enforce such provision in a manner which is as consistent with the original intent of the provision as possible. The striking or modification by the Court of any provision shall not have the effect of invalidating the Agreement as a whole.

     (d) The obligations of Sections 8, 10, 11, 12, 13 and 14 shall survive termination of this Agreement.

     12. Corporation Rights to Intellectual Property. The Employee shall promptly disclose, grant and assign ownership to the Corporation for its sole use and benefit any and all inventions, improvements, information, copyrights and suggestions (whether patentable or not), which he may develop, acquire, conceive or reduce to practice while employed by the Corporation (whether or not during usual working hours), together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon any such invention, improvement or information. In connection therewith:

          (i) The Employee shall without charge, but at the expense of the Corporation, promptly at all times hereafter execute and deliver such applications, assignments, descriptions and other instruments as may be reasonably necessary or proper in the opinion of the Corporation to vest title to any such inventions, improvements, technical information, patent applications, patents, copyrights or reissues thereof in the Corporation and to enable it to obtain and maintain the entire right and title thereto throughout the world; and

          (ii) The Employee shall render to the Corporation at its expense (including reimbursement to the Employee of reasonable out-of-pocket expenses incurred by the Employee and a reasonable payment for the Employee's time involved in case he is not then in its employ) all such assistance as it may reasonably require in the prosecution of applications for said patents, copyrights or reissues thereof, in the prosecution or defense of interferences which may be declared involving any said applications, patents or copyrights and in any litigation in which the Corporation may be involved relating to any such patents, inventions, improvements or technical information.

     13. Protection of Information.

     (a) Employee hereby covenants with Corporation that, throughout the term of his employment by Corporation, Employee will serve Corporation's best interests loyally and diligently. Throughout the course of employment by Corporation and thereafter, Employee will not disclose or provide to any person, firm, corporation or entity (except when authorized by Corporation) any information, materials, biologics or animals which are owned by the Corporation or which come into the possession of the Corporation from a third party under an obligation of confidentiality, including without limitation, information relating to trade secrets, business methods, products, processes, procedures, development or experimental projects, suppliers, customer lists or the needs of customers or prospective customers, clients, etc. (collectively "Confidential Information"), which Confidential Information, comes into his possession or knowledge during the Term of Employment, and he will not use such Confidential Information for his own purpose or for the purpose of any person, firm, corporation or entity, other than the Corporation.

     (b) The provisions of Section 13(a) shall not apply to the following Confidential Information:

          (i) Confidential Information which at the time of disclosure is already in the public domain;

          (ii) Confidential Information which the Employee can demonstrate was in his possession or known to him prior to the effective date of his employment by the Corporation ;

          (iii) Confidential Information which subsequently becomes part of the public domain through no fault of the Employee;

          (iv) Confidential Information which becomes known to the Employee through a third party who is under no obligation of confidentiality to the Corporation; and

          (v) Confidential Information which is required to be disclosed by law or by judicial or administrative proceedings.

     14. Non-Compete. Employee agrees that during the Term of Employment and for two years after termination or expiration of his Term of Employment he shall not directly or indirectly be engaged in or assist others in engaging in any business or activity which is involved in selling products, processes or services which compete with any product, process or service which Corporation is developing, marketing or selling at the time of such termination whether his involvement shall be as an owner (except for passive ownership of up to five percent (5%) of the securities of a company), officer, director, employee, consultant, partner or agent.

     15. Notices. Notices and other communications hereunder shall be in writing and shall be delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows unless the party specifies a new address in writing:

If to the Employee:

                         Richard Russo
                         19 Harding Terrace
                         Morristown, NJ 07960

If to the Corporation:   Osteotech, Inc.
                         51 James Way
                         Eatontown, NJ 07724
                         Attn:  President and CEO

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given to the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

     16. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17. Assignment. This Agreement is personal in its nature and the parties hereto shall not, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that the provisions hereof shall inure to the benefit of, and be binding upon each successor of the Corporation, whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of the employee.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

     Corporation:                       OSTEOTECH, INC.


                                        By:___________________________


                                        Title:________________________


     Employee:                          ______________________________
                                        Richard Russo